                           EXHIBIT 10.16

                          QUITCLAIM DEED

          ROYAL SILVER MINES, INC., (hereinafter referred to as "Transferor"), a Utah corporation, whose principal business address is 10220 North Nevada, Suite 270, Spokane, Washington 99218, in consideration of 4,500,000 shares of Common Stock of Centurion Mines Corporation (hereinafter referred to as "Transferee") and other valuable consideration paid to the Transferor, the receipt of which is hereby acknowledged, hereby remises, releases, and forever quitclaims to Transferee all of the interest of Transferor in and to any portion(s) of the patented mining claims listed on Appendix "A" attached, and which are located in Township 48 North, Range 5 East, Section 16, 17 and 18, Boise Meridian, County of Shoshone, State of Idaho.

          Dated this 9th day of December, 1997.

ROYAL SILVER MINES, INC.

BY: /s/ Howard M. Crosby           Attest: John P. Ryan
    Title: President               Title: Vice President

STATE of WASHINGTON )
                    )  ss.
COUNTY of SPOKANE   )

     On this day, personally appeared before me Howard Crosby and John Ryan, known to me to be the President and Vice President, respectively, of Royal Silver Mines, Inc., the corporation that executed the foregoing instrument, and acknowledged that said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they are authorized to executed the said instrument.

     Witness my hand and official seal hereto affixed the day and year first above written.

                                   /s/ Shari Garber
                                   Notary Public in and for the
                                   State of Washington, residing
                                   at Spokane, Washington

Commission Expires:

February 6, 1999

                           APPENDIX "A"

Survey #       Survey Name

1335           Josephine
1354           Snow Drift
2183           Ben Harrison
2506           Ranger
3081           Patrick Henry
3081           Snow Flake Fr. Amended
3081A          Black Pine Fr. Amended
3081A          Black Pine No. 2
3081A          Erin Amended
3081A          Gild Edge
3081A          Gild Edge Fr. Amended
3081A          Iron Silver Fr. Amended
3081A          Maid of Erin
3081A          McSweeny
3081A          Noble Schley
3081A          Patrick Henry Amended
3081A          Sampson
3081A          White Pine Amended
3081B          Maid of Erin M.S.
3081B          Noble Schley M.S.
1195           Exchequer
1195           Moulton
1195           Toughnut